POWER OF ATTORNEY
            Know all by these presents,
that the undersigned hereby constitutes
 and appoints each of Amy Agress and
Stephen Agress, signing singly, the undersigned's
true and lawful attorney-in-fact to:
(1) execute for and on behalf of the
undersigned, in the undersigned's
capacity as an officer and/or director
of Innodata Corporation (the "Company"),
 Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 and the rules
thereunder;
(2) do and perform any and all
 acts for and on behalf of the undersigned
which may be necessary or desirable to
 complete and execute any such
Form 3, 4, or 5, complete and execute
 any amendment or amendments thereto,
 and timely file such form with the
United States Securities and Exchange
 Commission and any stock exchange
 or similar authority; and
(3) take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
 of such attorney-in-fact, may be
of benefit to, in the best interest
 of, or legally required by, the
undersigned, it being understood
that the documents executed by such
 attorney-in-fact on behalf of the
undersigned pursuant to this Power
 of Attorney shall be in such form
and shall contain such terms and
 conditions as such attorney-in-fact
 may approve in such attorney-in-fact's
 discretion.
  	The undersigned hereby grants
to each such attorney-in-fact full
 power and authority to do and
perform any and every act and thing
whatsoever requisite, necessary, or
proper to be done in the exercise of
 any of the rights and powers herein
 granted, as fully to all intents and
 purposes as the undersigned might or
 could do if personally present, with
 full power of substitution or revocation,
 hereby ratifying and confirming all
that such attorney-in-fact, or such
attorney-in-fact's substitute or
substitutes, shall lawfully do or cause
 to be done by virtue of this power of
 attorney and the rights and powers
 herein granted.  The undersigned
 acknowledges that the foregoing
 attorneys-in-fact, in serving
 in such capacity at the request
of the undersigned, are not assuming,
 nor is the Company assuming, any of
 the undersigned's responsibilities
 to comply with Section 16 of the
 Securities Exchange Act of 1934.
         This Power of Attorney
 shall remain in full force and
 effect until the undersigned
is no longer required to file
Forms 3, 4, and 5 with respect
 to the undersigned's holdings
of and transactions in securities
 issued by the Company, unless
earlier revoked by the undersigned
in a signed writing delivered to
 the foregoing attorneys-in-fact.
  IN WITNESS WHEREOF, the
undersigned has caused this Power
of Attorney to be executed as of
this 16th day of December 2002.
/S/ Charles Goldfarb
Signature

Charles F. Goldfarb
Print Name